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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 13, 2003

                       STERLING CONSTRUCTION COMPANY, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      0-19450                   25-1655321
(State or other jurisdiction    (Commission file number)        (IRS Employer
      of Incorporation)                                      Identification No.)

    2751 Centerville Road Suite 3131
          Wilmington, Delaware                                      19803
(Address of principal executive offices)                          (Zip code)

                                 (817) 416-0717
              (Registrant's telephone number, including area code)

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 13, 2003 Sterling Construction Company, Inc. issued a press release announcing the results of operations for its third quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2003            STERLING CONSTRUCTION COMPANY, INC.

                                    By: /s/ Maarten D. Hemsley
                                       ----------------------------------------
                                           Maarten D. Hemsley
                                           Chief Financial Officer


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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
 99.1             STERLING CONSTRUCTION COMPANY, INC. ANNOUNCES THIRD
                  QUARTER RESULTS